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                                                                       Exhibit 5
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                                   UST CORP.


                              TUCKER ANTHONY INC.

                    NORTHEAST FINANCIAL SERVICES CONFERENCE

                               DECEMBER 15, 1997





                                                                Neal F. Finnegan
                                                         Chief Executive Officer


                                                                   James K. Hunt
                                                         Chief Financial Officer

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UST Corp. - Investor Presentation...


       This presentation contains statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ from Company expectations. Risk factors that could impact current and future performance include but are not limited to: changes in asset quality; adverse changes in the economy of the Company's primary market; adverse changes in collateral values; fluctuations in market rates and prices which can negatively affect net interest margin, asset valuations and expense expectations; and changing requirements of federal and state bank regulatory agencies that could materially impact future operations of the Company.

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UST Corp. - Recent Developments...

        - Announcement of Two Significant Bank Acquisitions:
           - Affiliated Community Bancorp, Inc. (12/15/97); $1.1 billion
           - Somerset Bank (12/10/97); $520 million

        - Firestone Financial Corp. Acquisition (10/15/97); $85 million

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UST Corp. - Recent Developments...

        - Completed Walden Bancorp Acquisition:
           - Merger of Walden subsidiaries into USTrust (Q2 '97)
           - Conversion to USTrust operating systems
           - Addition of $1 billion of banking resources

        - Integration of Branch Purchase (Q1 '97 and Q4 '96)
           - Twenty former BayBank/Bank of Boston branches
           - Deposit acquisition and loan purchase
           - Addition of $744 million of banking resources

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UST Corp. - A More Attractive Franchise...

    -  Asset base increases to over $5 billion

    -  Continued in-market Metropolitan expansion

    -  Strong market demographics (Middlesex County)

    -  Improved leverage and efficiency opportunities

    -  Accretive to earnings after reasonable save assumptions

        - In-market branch consolidations
        - Operational leverage
        - Back room synergies

    -  Adds to equity capital; accretive to book value

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UST Corp. - Greater Market Access...



     The increase to 83 branches provides UST with greater access to both Businesses and Consumer Households located within the Boston SMSA:


       -  UST has branches in 9 of the top 10 and 17 of the top 20 Business
          Markets

       - UST coverage has increased to over 50% of the 120,000 Businesses located in Zip Codes within the Boston SMSA

       - UST coverage has increased to over 52% of the one million Consumer Households located in Zip Codes within the Boston SMSA

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A Stronger Market Presence...


  Branch Locations
  by County                 USTB        SOSA         AFCB         Pro Forma
  ----------------          -----------------------------------------------

  Middlesex                   27           5           12             44


  Norfolk                     20           0            0             20


  Suffolk                     13           0            0             13


  Essex                        4           0            0              4


  Plymouth                     2           0            0              2
                            -----------------------------------------------

  Total                       66           5           12             83

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UST Corp.  -  AFCB Transaction Analysis...


Terms                       Exchange Ratio: 1.41 USTB shares per AFCB share
                            No collars
                            19.9% Stock Option granted to USTB
                            Walkaway provisions

Accounting/Tax              Pooling of Interests; Tax free exchange

Due Diligence               Completed

Approvals                   Shareholders of each corporation
                            Federal Reserve
                            Commissioner of Banks

Targeted Closing            First Half, 1998

Board Composition           5 AFCB directors added to USTB Board

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UST Corp. - AFCB Transaction Analysis (Continued)...

One-Time Charges
      - Investment Bankers
      - Data processing contract penalty,
        conversion and deconversion
      - Direct Mail, Checkbooks, etc.                   =  $12 million
      - Legal, accounting and regulatory
      - Compensation/severance/stay-bonus
      - Contingency

     Potential Saves
      - Branch consolidations
      - Duplicate internal functions                       27% saves needed
      - (directors, back room, etc.)                    =    to equal break-even
      - Duplicate external functions                         based on 1998
        (external audit, legal, insurance, etc.)           analyst estimates
      - Leverage
        (EDP, marketing, etc.)

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UST Corp.  -  SOSA Transaction Analysis...


Terms                       Exchange Ratio: 0.19 USTB shares per SOSA share
                            No collars
                            16.7% Stock Option granted to USTB, plus additional consideration

Accounting/Tax              Pooling of Interests; Tax free exchange

Due Diligence               Completed

Approvals                   Shareholders of SOSA
                            FDIC
                            Commissioner of Banks

Targeted Closing            First Half, 1998

Board Composition           1 SOSA director added to USTB Board

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UST Corp.  -  SOSA Transaction Analysis (Continued) ...

One-Time Charges
      - Investment Bankers
      - Data processing contract penalty,
        conversion and deconversion
      - Direct Mail, Checkbooks, etc.               =   $6.0 - $7.5 million
      - Legal, accounting and regulatory
      - Compensation/severance/stay-bonus
      - Asset quality provisions
      - Contingency

Potential Saves

      - Branch consolidations                           18% SOSA saves
      - Duplicate internal functions                =     needed to
        (directors, back room, etc.)                      break-even
      - Duplicate external functions                    based on 1998
        (external audit, legal, insurance, etc.)          fully-taxed
      - Leverage                                        analyst estimates
        (EDP, marketing, etc.)

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UST Corp. - Company Profile...

                                                   9/30/97
                                           -----------------------     Pro
(In millions, except per share data)        USTB*   SOSA     AFCB     Forma
------------------------------------       --------------------------------

Total assets                               $3,776   $ 520   $1,129   $5,425

Total earning assets                       $3,564   $ 493   $1,087   $5,144

Total deposits                             $2,864   $ 458   $  703   $4,025

Equity capital                             $  329   $  34   $  110   $  473

Total shares outstanding
      Period End (9/30/97)                   29.8    16.7      6.5     42.4
      Weighted Average                       30.2    16.9      6.7     42.9

Book value per share                       $11.02   $2.06   $17.21   $11.16

Equity to Assets ratio                       8.71%   6.54%    9.74%    8.72%

*Includes Firestone Financial Corp. acquired in October, 1997

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UST Corp. - Loan Profile...


                                          9/30/97                Pro Forma
                                -------------------------     ---------------
(In millions)                    USTB*      SOSA     AFCB     Dollars      %
-------------------------       ---------------------------------------------

Commercial and industrial       $  947      $ 21     $ 40     $1,008      26%

Commercial real estate          $  312      $166     $178     $  656      17%

Residential real estate         $  736      $203     $469     $1,408      37%

Consumer/home equity            $  665      $  7     $ 22     $  694      18%

Lease financing                 $   62       n/a      n/a     $   62       2%
-----------------------------------------------------------------------------

Total Loans                     $2,722      $397     $709     $3,828     100%


* Includes Firestone Financial Corp. acquired in October, 1997

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UST Corp. - Deposit Profile...

                                            9/30/97            Pro Forma
                                   ----------------------   ---------------
(In millions)                       USTB     SOSA    AFCB   Dollars      %
----------------------             ----------------------------------------

Noninterest bearing                $  619    $ 22    $ 47   $  688      17%

NOW accounts*                      $   42    $ 25    $ 57   $  124       3%

Money market accounts*             $  629    $ 49    $ 75   $  752      19%

Regular savings                    $  662    $ 69    $121   $  852      21%

Time certificates                  $  912    $293    $404   $1,609      40%
------------------------------------------ ------- -------  -------    ----

Total deposits                     $2,864    $458    $703   $4,025     100%


*Reflects overnight sweep of $316 million in NOW account balances to money market accounts for USTB to reduce reserve requirements

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UST Corp.  -  Asset Quality/Reserve Adequacy


                                                    9/30/97
                                          ---------------------------    Pro
(In millions)                              USTB*      SOSA       AFCB   Forma
----------------------------------        -------------------------------------

Period end loans                          $2,722     $ 397      $ 709   $3,828

Nonaccrual loans                          $ 28.5     $ 3.9      $ 3.3   $ 35.7

Other real estate owned                   $  1.2     $ 7.2      $ 0.0   $  8.5

Reserve for possible loan losses          $ 51.6     $ 7.4      $ 8.4   $ 67.4

Reserve to nonaccrual loans                  181%      192%       252%     189%

Reserve to total loans                      1.90%     1.87%      1.18%    1.76%



*Includes Firestone Financial Corp. acquired in October, 1997


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UST Corp. - Primary Objectives...


-  Deliver Q4 1997 Analyst estimate of $0.40 per share

-  Leverage existing franchise and improve efficiencies

-  Successful integration of pending acquisitions

-  Retain and grow "new" business (loans and deposits)

-  Maintain sound operating ratios (capital, asset quality, reserves)

-  Pursue accretive events (additive/synergistic)

-  Position USTB to maximize shareholder return

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USTB




                             [MIDDLESEX MARKET MAP]








         ___________
        |          |
        | - USTB   |
        |__________|



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USTB, SOSA, AND AFCB



                             [MIDDLESEX MARKET MAP]



       ____________
      |            |
      | -  USTB    |
      | -  AFCB    |
      | -  SOSA    |
      |____________|


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USTB, SOSA, AND AFCB



                          [MIDDLESEX, ESSEX  MAP]




            ____________
           |            |
           |  - USTB    |
           |  - SOSA    |
           |  - AFCB    |
           |____________|


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                                [UST CORP. LOGO]






AFFILIATED COMMUNITY BANCORP, INC.                        [SOMERSET BANK LOGO]